--------------------------------------------------------------------------------

Note and Security Agreement                [LOGO OF MELLON BANK APPEARS HERE]

--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  $ 4,000,000.00            May 24th, 1996
   --------------------   ----------    --

  For value received, and intending to be legally bound, Undersigned, as defined below, promises to pay to Mellon Bank, N.A.
                                        ----------------------------------------

  ------------------------------------------------------------------------------

  ("Bank") or its order at 1735 Market Street,
                          ------------------------------------------------------

    Philadelphia, PA
  ------------------------------------------------------------------------------

  the sum of Four Million and --------------------------------------------

    ----------------------------------------------------- 00/100  Dollars
  ------------------------------------------------------------------------------

  ($ 4,000,000.00                           ), or such lesser or greater
   -----------------------------------------
  principal amounts as may be outstanding from time to time under Revolving Line of Credit Agreement dated May 24th, 1996 (as amended and supplemented from
                           ---------    --
  time to time, the "Credit Agreement"), between Bank and Undersigned, with interest on the outstanding balance from the date of this Note and Security Agreement ("Note") at the rate(s) ("Contractual Rate(s)") specified herein.

   See Supplement to Note and Security Agreement.







  After maturity, whether by acceleration or otherwise, interest shall accrue at a rate 2 percent per annum above the Contractual Rate(s) specified until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at a rate of 2 percent (2%) per annum above the Contractual Rate(s) until all sums due hereunder and/or under the judgment are paid, unless the Contractual Rate(s) is (are) altered by subsequent maturity. Undersigned agrees to pay to Bank, as consideration for Bank's commitment under the Credit Agreement, (i) a commitment fee equal to
  0.125 % per annum on the unborrowed Commitment Amount
  ------
  (as defined in the Credit Agreement), from time to time, for each day of the Commitment Period (as defined in the Credit Agreement), and (ii) a facility fee equal to N/A % per annum on the Commitment Amount (whether borrowed or
              -----
  unborrowed) for each day of the Commitment Period, in each case payable for the preceding period for which such fee has not been paid, (a) on the last day of each ______________________, __________________________, and
  _______________ after the date hereof, (b) on the date of each reduction of the Commitment Amount on the amount so reduced, and (c) on the last day of the Commitment Period.

  If any law, regulation, order, decree or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance by Bank with any request or directive of any governmental authority (whether or not having the force of law) shall either impose, modify or deem applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by Bank and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to the Credit Agreement, this Note, or the making, maintenance or funding of any part of the Loans (or, in the case of capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank's capital, taking into account Bank's policies with regard to capital adequacy) by an amount which Bank deems to be material, Bank shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase, reduction or imposition. Such amount shall be due and payable by Undersigned to Bank ten (10) business days after such notice is given.

  So long as Bank is the holder hereof, Bank's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

  The prompt and faithful performance of all of Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

  Certain terms used in this Note are defined in Section 9 below.

  1. Security Interest. Undersigned hereby grants to Bank a security interest in the following property now owned or hereafter acquired by Undersigned:

  [XX]_________________ (a) all equipment, wherever located, including machinery, motor vehicles, furniture and fixtures;

  [XX]_________________ (b) all inventory (whether held for sale or lease or to be furnished under contracts of service), raw materials, work in process, and materials used or consumed in the conduct of Undersigned's business, and all books, records, invoices and other documents which describe or evidence the same;

  [__]_________________ (c) all farm products;

  [XX]_________________ (d) all accounts, contract rights, general intangibles, choses in action, instrument, chattel paper, documents (including all documents of title and warehouse receipts) and all rights to the payment of money, however evidenced or arising;

  [__]_________________ (e) the securities described below, together with all cash, stock or other dividends or distributions paid upon or made in respect of such securities in any form; all securities received in addition to or in exchange for such securities; and all subscription rights incident to such securities; and



  [__]_________________ (f) Other;

(g) In addition to the foregoing, Undersigned (1) grants to Bank a security interest in all accessions, parts, accessories, attachments and appurtenances in any way used with, attached or related to, or installed in, any equipment or inventory constituting "Collateral" hereunder; (2) grants to Bank a security interest in all substitutions for, renewals of, improvements, replacements and additions to, and the products and proceeds (cash and non-cash) of all property constituting "Collateral" hereunder and any insurance policies relating thereto;
(3) grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds (cash and non-cash) of all the foregoing property; and (4) assigns to Bank all moneys which may become payable on any policy of insurance required to be maintained under this Note, including any returned or unearned premiums.

All such property subject to Bank's security interests described in this Section 1 is referred to herein collectively as the "Collateral". With respect to
Section 4 hereunder, the term "Collateral" shall not include the property described in subsections (g)(3) and (g)(4) of this Section 1.

All security interests in Collateral shall be deemed to arise and be perfected under and governed by the Uniform Commercial Code, except to the extent that such law does not apply to certain types of transactions or Collateral, in which case applicable law shall govern.

2. Obligations Secured. The Collateral shall secure the following obligations ("Obligations") of Undersigned to Bank: (a) all amounts at any time owing or payable under this Note; (b) all costs and expenses incurred by Bank in the collection or enforcement of this Note or the protection of the Collateral; (c) all future advances made by Bank for taxes, levies, insurance, and repairs to or maintenance of the Collateral; and (d) any other indebtedness, liability or obligation of Undersigned to Bank, past, present, or future, direct or indirect, absolute or contingent, individual, joint or several, now due or to become due, whether as drawer, maker, endorser, guarantor, surety or otherwise, except that none of the security interests created herein shall secure any obligation incurred by Undersigned which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. (S)226.1 et seq., and is not exempted from the application of that Regulation.

3. Representations. Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Note and shall continue to be true and correct at the time of the creation of any Obligation secured hereby and until the Obligations secured hereby shall have been paid in full: (a) Undersigned's residence and/or Chief Executive Office, as the case may be, is as stated below or as otherwise stated in a subsequent written notice delivered to Bank pursuant to the terms hereof; (b) Undersigned has good and marketable title to the Collateral subject to no security interest, lien or encumbrance, except as indicated to the contrary to Bank in writing prior to the execution of this Note; and (c) if any of the Undersigned is an individual, each such individual is at least 18 years of age and under no legal disability or incapacity.

4. Covenants. Undersigned covenants and agrees that until the Obligations secured hereunder have been paid in full, Undersigned shall: (a) use the proceeds of the Loans evidenced hereby only for the purpose(s) specified to the Bank at or prior to the execution hereof; (b) not permit use of the Collateral for any illegal purposes; (c) promptly notify Bank in writing of any change in its or their residence or Chief Executive Office; (d) not permit removal of any of the Collateral from county to county or state to state unless Bank has given written consent in advance and except for inventory shipped to customer locations for evaluation purposes in the ordinary course of business; (e) maintain at all times good and marketable title to all Collateral, free and clear of any security interest, lien or encumbrance (except as to which Bank may grant its prior written consent pursuant to section 4(f) below), and defend such title against the claims and demands of all persons; (f) not (1) affix the Collateral or permit the Collateral to be affixed to real estate or to any other goods, (2) lease, mortgage, pledge or encumber the Collateral, (3) permit the Collateral's identity to be lost, (4) permit the Collateral to be levied upon or attached under any legal process, (5) permit or cause any security interest or lien to arise with respect to the Collateral (other than those created in this Note), or (6) except Collateral customarily sold by Undersigned in the ordinary course of business and so sold in such manner for full value, sell, consign, part with possession of, or otherwise dispose of the Collateral or any rights therein, except as Bank may grant its prior specific written consent with respect to acts or events specified in subsections (1), (2), (5) or (6) hereof;
(g) maintain the Collateral in good condition and repair, excepting only reasonable wear and tear; pay and discharge all taxes and other levies on the Collateral, as well as the costs of repair and maintenance thereof; and furnish to Bank upon request documentary proof of payment of such taxes, levies and costs; (h); (i) purchase and maintain policies of insurance (including flood insurance) to protect the Collateral or other property against such risks and casualties, and in such amounts, as shall be required by Bank and/or applicable law, which policies shall (1) be in form and substance satisfactory to Bank, (2) designate Bank as loss payee and, at Bank's option, as additional insured, and
(3) be (or certificates evidencing same shall be) deposited with Bank; (j) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content satisfactory to Bank; (k) execute, upon demand by Bank, any financing statements or other documents which Bank may deem necessary to perfect or maintain perfection of the security interest(s) created in this Note and pay all costs and fees pertaining to the filing of any financing, continuation or termination statements with regard to such security interests; (l) procure, and cause a statement of Bank's security interest to be noted on, any certificate of title issued or required by law to be issued with respect to any motor vehicle constituting part of the Collateral, and cause any such certificate to be delivered to Bank within 10 days from the later of the date of this Note or the date of the issuance of such certificate; (m) pay, upon demand, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note or protect, insure or realize upon the Collateral, including attorney's fees equal to the lesser of (a) 20% of the above sum and interest then due hereunder, or $500.00, whichever is greater, or
(b) the maximum amount permitted by law, and attorney's costs and all costs of legal proceedings; and (n) immediately notify Bank if any of Undersigned's accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contracts shall be assigned to Bank and notice thereof given to the United States under the Federal Assignment of Claims Act.

5. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (a) default in payment or performance of any of the Obligations evidenced or secured by this Note or any other evidence of liability of Undersigned to Bank which remains uncured for longer than 10 days;
(b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned's liabilities to Bank, as well as any person or entity granting Bank a security interest in property to secure the Obligations evidenced hereby) of any covenant contained in the Credit Agreement, this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) with respect to any
Obligor: (1) death or incapacity of any individual or general partner; or (2) dissolution of any partnership or corporation; (d) any assignment for the benefit of creditors by any Obligor; (e) insolvency of any Obligor; (f) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding dissolution, including the Bankruptcy Reform Act of 1978, as amended, by or against any Obligor; (g) default under the terms of any lease of or mortgage on the premises where any Collateral is located which remains uncured for longer than 10 days; (h) garnishment, attachment or taking by governmental authority of any Collateral or other property of the Undersigned which is in Bank's possession;

or (j) the maturity of any life insurance policy held as collateral under this Note by reason of the death of the insured or otherwise.

6. Acceleration; Remedies. Upon the occurrence of any Event of Default: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; (b) Undersigned shall, upon demand by Bank, assemble the Collateral and promptly make it available to Bank at any place designated by Bank which is reasonably convenient to both parties; (c) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law or which it may otherwise have, against the Undersigned, the Collateral, or otherwise; and (d) Bank may, without notice or process of any sort, peaceably enter any premises where any vehicle constituting a part of the Collateral is located and take possession, retain and dispose of such vehicle and all property located in or upon it. Bank shall have no obligation to return any property not constituting Collateral found in any such vehicle unless Bank actually receives Undersigned's written request therefor specifically describing such property within 72 hours after repossession thereof. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section 5(f) hereof, all amounts due under this Note shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.

7. Bank's Rights. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, (1) insure or take any reasonable steps to protect the Collateral, (2) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (3) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7(a) to the principal amount of the indebtedness secured by this Note; (b) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to Bank, and apply such moneys to any Obligations or other amounts evidenced or secured hereby in such order or fashion as Bank may elect; (c) inspect the Collateral at any reasonable time; (d) pay any amounts Bank elects to pay or advance hereunder on account of insurance, taxes, or other costs, fees or charges arising in connection with the Collateral, either directly to the payee of such cost, fee or charge, directly to Undersigned, or to such payee(s) and Undersigned jointly; and (e) pay the proceeds of the Loans evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct.

In addition to all rights given to Bank by this Note, Bank shall have all the rights and remedies of a secured party under any applicable law, including without limitation, the Uniform Commercial Code.

8. Miscellaneous Provisions. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) Bank shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby, and Undersigned warrants that Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on such judgment or security interest. (c) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (d) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (e) This Note shall in all respects be governed by the laws of the state in which this Note is payable (except to the extent that federal law governs), and all references to the Uniform Commercial Code shall be deemed to refer to the Uniform Commercial Code as enacted in such state. (f) Undersigned hereby irrevocably appoints Bank and each holder hereof as Undersigned's attorney-in-fact to: (1) endorse Undersigned's name to any draft or check which may be payable to Undersigned in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder; and (2) take any action Bank deems necessary to perfect or maintain perfection of any security interest granted to Bank herein, including executing any document on Undersigned's behalf. (g) Undersigned shall bear the risk of loss of, damage to, or destruction of the Collateral, and Undersigned hereby releases Bank from all claims for loss or damage to the Collateral caused by any act or omission on the part of Bank, except for willful misconduct. (h) Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

9. Definitions. As used herein: (a) "account", "chattel paper", "contract right", "document", "instrument", and "inventory" have the same respective meanings given to those terms in the Uniform Commercial Code; (b) "general intangibles" has the meaning given to that term in the Uniform Commercial Code, including without limitation, customer lists, books and records (including without limitation, all correspondence, files, tapes, cards, book entries, computer runs, computer programs and other paper and documents, whether in the possession or control of Undersigned or any computer service bureau), rights in franchises and sales contracts, patents, copyrights, trademarks, logos, goodwill, trade names, label designs, royalties, brand names, plans, blueprints, inventions, patterns, trade secrets, licenses, jigs, dies, molds, and formulas;
(c) "Chief Executive Office" means the place from which the main part of the business operations of an entity is managed; and (d) "Undersigned" refers individually and collectively to all makers of this Note, including, in the case of any partnership, all general partners of such partnership, individually and collectively, whether or not such partners sign below. Undersigned shall each be jointly and severally bound by the terms hereof, and, with respect to any partnership executing this Note, each general partner shall be bound hereby both in such general partner's individual and partnership capacities.

Capitalized terms not defined in this Note shall have the same meanings set forth in the Credit Agreement.

-----------------------------------------------------------------------------------------------------------------------------------
Signatures
-----------------------------------------------------------------------------------------------------------------------------------
Witness the due execution hereof.

-----------------------------------------------------------------------------------------------------------------------------------
Witness:                                                          Individual:
x                                                                 x                                                         (Seal)
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Witness:                                                          Address
x
-------------------------------------------------------------     -----------------------------------------------------------------
                                                                  Individual:
                                                                  x                                                         (Seal)
                                                                  -----------------------------------------------------------------
                                                                  Address

                                                                  -----------------------------------------------------------------
                                                                  Corporation or Other Entity
                                                                  RF POWER PRODUCTS, INC.
-------------------------------------------------------------     -----------------------------------------------------------------
Attest/Witness:                                                   By: (Signature and Title) Domenic Golato, CFO
X /s/ [SIGNATURE APPEARS HERE]                                    /s/ Domenic Golato - VP & CFO                             (Seal)
-------------------------------------------------------------     -----------------------------------------------------------------
(Corporate Seal)                                                  By: (Signature and Title)
                                                                  x                                                         (Seal)
                                                                  -----------------------------------------------------------------
                                                                  Business Address
                                                                  502 Gibbsboro-Marlton Road
                                                                  -----------------------------------------------------------------
                                                                  Voorhees, NJ 08043


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  Supplement to Security Agreement          [LOGO OF MELLON PSFS APPEARS HERE]

--------------------------------------------------------------------------------
   Accounts Receivable and Inventory

--------------------------------------------------------------------------------

   This Supplement to Security Agreement supplements a Note and Security Agreement or Security Agreement, dated May 24, 1996 ("Agreement"), executed by
                                       ------------
Undersigned to and for the benefit of Mellon Bank, N.A. ("Bank"). Undersigned,
                                      ----------------
intending to be legally bound, hereby agrees as follows:

1. Reaffirmation. Undersigned hereby reaffirms all security interests granted heretofore or simultaneously herewith by the Undersigned's inventory and rights to the payment of money, including, but not limited to, accounts, contract rights, chattel paper and general intangibles as set forth in the Agreement, together with the proceeds of the foregoing. All terms used herein shall have the same respective meanings given to such terms in the Agreement. Any reference in this Supplement to any "account" shall be deemed to refer to any right to the payment of money, including any contract right or general intangible.

2. Additional Representations. In addition to the representations and warranties set forth in the Agreement, Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Supplement and shall continue to be true and correct at the time of any borrowing under any line of credit with Bank and until the Obligations secured by the Agreement shall have been paid in full: (a) each account: (1) represents an amount actually owing to the Undersigned by the account debtor (less discounts allowed for prompt payment), (2) is valid and enforceable according to its terms without further performance of any kind; (3) is not evidenced by any instrument or chattel paper unless the original of such instrument or chattel paper has been deposited with Bank; and (4) is not evidenced by any judgment unless such judgement has been assigned of record to Bank; and (b) the locations of all of Undersigned's places of business are as stated below, and the inventory and records of the accounts are kept at the places indicated below.

3. Additional Covenants. In addition to the covenants set forth in the Agreement, Undersigned covenants and agrees that until the Obligations secured by the Agreement have been paid in full Undersigned shall: (a) immediately notify the Bank in writing in the event that any of the following occurs: (1) except in the ordinary course of business any account is or becomes entitled or eligible for discount for prompt payment except in the ordinary course of business; (2) any account debtor has or may have any defense to payment of, or right of setoff, counterclaim, or recoupment against any account; (3) any account represents an amount which is disputed by the account debtor or the payment of which is in any way contingent or conditional; or (4) the desirability, usefulness, or marketability of any of the inventory has been in any way materially reduced or materially impaired by reason of physical deterioration, technical, obsolescence, or otherwise; (b) keep accurate and complete books and records in accordance with generally accepted accounting principles and, at Undersigned's expense, promptly furnish Bank such information and documents relating to the Collateral at such times and in such form and detail as Bank may request, including without limitation: (1) copies of invoices or other evidence of Undersigned's accounts and schedules showing the aging, identification, reconciliation, and collection thereof; (2) evidence of shipment and receipt of goods and the performance of services or obligations covered by accounts; and (3) reports as to Undersigned's inventory and purchases, sales, damage, or loss thereof; all of the foregoing to be certified by authorized officers or other employees or Undersigned; (c) not change any location listed below regarding places of business, inventory and records of accounts without Bank's prior written consent; (d) at Undersigned's expense, diligently collect the accounts on behalf of Bank until such time as Bank exercises its right to directly collect the accounts, and upon notice from Bank, deliver all proceeds of accounts to Bank forthwith upon receipt, in the original form in which received; (e) immediately upon Bank's request, open a cash collateral account ("Cash Collateral Account") at Bank and deposit therein all cash proceeds of collections on the accounts; (f) immediately upon Bank's request, give the Bank assignments, in form acceptable to Bank, of specific accounts or groups of accounts and specific general intangibles, and immediately repay the amount loaned against any account so assigned to the Bank if the contract with the account debtor is breached, cancelled or terminated; (g) immediately upon Bank's request, furnish Bank with all information received by Undersigned regarding the financial condition of any account debtor, except to the extent prohibited by law; (h) immediately deliver to Bank all instruments, documents or chattel paper representing any of the Collateral and immediately assign of record to Bank any judgement representing any account constituting Collateral; and (i) immediately upon Bank's request, mark its records evidencing its accounts in a manner satisfactory to Bank so as to show which accounts have been assigned to Bank.

4. Additional Rights of Bank. In addition to Bank's rights set forth in the Agreement, Undersigned hereby authorizes Bank, and Bank shall have the continuing rights at any time, whether or not any default has occurred under the Agreement, and at its sole option and discretion, without notice, to: (a) take over and collect any or all of the accounts and to take any other action pursuant to its power of attorney granted herein; (b) exercise absolute and exclusive dominion and control over all funds deposited in the Cash Collateral account; apply any funds therein against any Obligations; any charge to any deposit account of Undersigned any item of payment credited to the Cash Collateral account which is subsequently dishonored; (c) at any reasonable time, through its authorized agents and employees, inspect, audit, and verify the accounts and the inventory, review Undersigned's books and records, and copy or make excerpts from any document; and (d) verify accounts with debtors in the name of Undersigned, Bank, or Bank's designee.

5. Additional Power of Attorney. In addition to the powers of attorney granted to Bank by Undersigned in the Agreement, Undersigned hereby appoints Bank and its officers, employees and agents as its irrevocable, true and lawful attorneys in fact with all necessary power and authority to: (a) endorse Undersigned's name on all media of payment delivered to Bank or deposited in the Cash Collateral account; (b) notify Undersigned's account debtors of the assignment of their debts and direct them to make all payments thereon to Bank; (c) in Bank's name or in the name of Undersigned demand, sue for, collect, compromise, settle, and give releases from any account; and (d) take such other action as Bank may deem appropriate for any such purpose.

In exercising its rights under this section, Bank shall have no liability to Undersigned except for willful misconduct.

--------------------------------------------------------------------------------

   6. Integration. The provision of this Supplement shall, as of the date hereof, be deemed to be fully incorporated by reference in, constitute a part of, and supplement the provisions of, the Agreement, which, except as supplemented hereby, shall continue in full force and effect in accordance with its terms and conditions.

--------------------------------------------------------------------------------
  Signatures
--------------------------------------------------------------------------------

  Witness the due execution hereof this 24th day of May, 1996

  ------------------------------------------------------------------------------
  Witness:                              Individual:
  X                                     X                              (Seal)
  -----------------------------------   ----------------------------------------

                                        Address

  -----------------------------------   ----------------------------------------
  Witness:                              Individual:
  X                                     X                              (Seal)
  -----------------------------------   ----------------------------------------

                                        Address

                                        ----------------------------------------
                                        Corporation or Other Entity

                                        RF POWER PRODUCTS, INC.
  -----------------------------------   ----------------------------------------
  Attest/Witness                        By: (Signature and Title)
                                                       Domenic Golato, CFO

  X [SIGNATURE APPEARS HERE]            X /s/ Domenic Golato VP & CFO  (Seal)
  -----------------------------------   ----------------------------------------

                                        By: (Signature and Title)

                                        X                              (Seal)
                                        ----------------------------------------

  (Corporate Seal)                      Business Address

                                        502 Gibbsboro-Marlton Road
                                        ----------------------------------------
                                        Voorhees, NJ 08043




  Location of Inventory:                Location of records concerning the
                                        accounts:

  Voorhees, NJ                          Voorhees, NJ
  -----------------------------------   ----------------------------------------

  Austin, TX                            Austin, TX
  -----------------------------------   ----------------------------------------

  San Jose, CA                          San Jose, CA
  -----------------------------------   ----------------------------------------

  -----------------------------------   ----------------------------------------

  -----------------------------------   ----------------------------------------

  -----------------------------------   ----------------------------------------

  -----------------------------------   ----------------------------------------

                   SUPPLEMENT TO NOTE AND SECURITY AGREEMENT
                   -----------------------------------------


      This Supplement to Note and Security Agreement ("Supplement") is annexed to and is part of the Note and Security Agreement dated as of May 24th, 1996 of
                                                                  ----
Undersigned, payable to Mellon Bank, N.A, ("Bank"), in the stated principal amount of $4,000,000.00 ("Facility"). Such Note and Security Agreement as supplemented by this Supplement shall be referred to as the Note. Capitalized terms used without further definition herein shall have the meaning set forth in the Note.

      1.   Use of Borrowings.  Advances of principal under this Note shall be
           -----------------
used by Undersigned to repay existing loans, fund working capital and purchase equipment.

      2.   Payment.  Interest shall be payable at each of the following times:
           -------
(a) if at the Prime-Based Rate, on the first day of each month beginning June
1, 1996; (b) if at the LIBOR Rate at the end of each LIBOR Rate Period specified in each Notification; and (c) upon the Maturity Date. Undersigned understands and agrees that any payments of principal, interest or other sums required under this Note may be deducted on the due date, without notice by Bank, from any deposit account maintained by Undersigned with Bank.

      3.   Alternative Principal Amortization.  So long as no default or Event
           ----------------------------------
of Default shall be in existence under the Note, Undersigned shall have the option of reducing the principal amount of Borrowings used for the purchase of equipment by electing to amortize such Borrowings, provided however that,
                                                   ---------------------
(i) the principal amount to be amortized (the "Term Loan(s)") shall not exceed $2,000,000 and (ii) the aggregate principal amount of the Term Loan(s) plus any other principal amounts outstanding under this Note shall not exceed the Commitment Amount stated in the Credit Agreement. The Term Loans(s) shall be subject to the same terms provided for in that certain Note and Security Agreement dated May 24th, 1996 from the Borrower to Bank in the principal amount
                    ----
of $1,400,000, including without limitation, the following payment terms:

            Payment-Principal.  Principal shall be payable in
            -----------------
            forty-eight (48) equal consecutive monthly installments of an amount as would be obtained by dividing the principal outstanding as of the date the Borrower elects to create the Term Loan (s) (the "Election Date") by the forty-eight (48) required principal installments. The initial principal installment will be due and payable on the first day of the first month after the election date and thereafter on the first day of each month through the Term Loan(s) maturity date, the date four (4) years after the Election Date.


                                                       [LOGO]

      4.   Interest Rate Options.  (a)  The outstanding principal balance of
           ---------------------
this Note shall earn interest at the Prime-Based Rate, provided however that,
                                                       --------------------
subject to the terms of paragraph 4(b) below, by giving Notification, Undersigned may request to have all or such portion of the outstanding principal of this Note as hereinafter permitted earn interest, instead, or at the LIBOR Rate as follows: (i) with respect to the principal amount outstanding under the Facility, from the date of a Notification until the end of the LIBOR Rate Period specified in the Notification; and/or (ii) with respect to the principal amount of any portion of the Facility outstanding and earning interest at the LIBOR Rate at the time of the Notification related to such principal amount, from the expiration of the then current LIBOR Rate Period related to such principal amount until the end of the or LIBOR Rate Period specified in the Notification; and/or (iii) with respect to all or any portion of the principal amount of the Facility outstanding and earning interest at the Prime-Based Rate at the time of Notification, from the date set forth in the Notification until the end of the LIBOR Rate Period specified in the Notification. All advances of principal amounts accruing interest at the LIBOR Rate or the shall be made in minimum increments of $100,000.00 provided however that, there shall be no more
                          ---------------------
than five (5) advances of principal accruing interest at the LIBOR Rate at any one time.

           (b) Undersigned understands and agrees: (i) that Bank, in its sole discretion from time to time and without notice, may refuse any request of Undersigned to select, convert to or renew the LIBOR Rate, if Bank determines in good faith (which determination shall be conclusive) that the Undersigned is in default under the Note or that such interest rate is impractical or unlawful due to any law, regulation, rule, guideline or interpretation or administration to which Bank may be subject, (ii) that subject to the provisions of this Note, the Prime-Based Rate and the LIBOR Rate may apply simultaneously to the different parts of the outstanding principal of this Note, (iii) that the LIBOR Rate may apply simultaneously to various portions of the outstanding principal for various LIBOR Rate periods, (iv) that the LIBOR Rate applicable to any portion of outstanding principal may be different from the LIBOR Rate applicable to any other portion of outstanding principal and (v) that the Bank shall have the right to terminate any LIBOR Rate Periods, and the interest rate applicable thereto, prior to maturity of such Rate Period, if Bank determines in good faith (which determination shall be conclusive) that continuance of such interest rate has been made impractical or unlawful by any law, regulation, rule, guideline or interpretation or administration to which Bank may be subject, in which event the principal to which such terminated Rate Period relates thereafter shall earn interest at the Prime-Based Rate.

      5.   Interest Rate Spread.  The Undersigned's shall pay a basis point
           --------------------
spread under this Note on the LIBOR Rate option based on the Undersigned's financial performance based on its Cash Flow

Ratio (as defined in the Credit Agreement) and effective on the first day following receipt of the Undersigned's quarterly financial statements until receipt of the Undersigned's quarterly financial statements for the following fiscal quarter:

                                                   LIBOR Rate Plus
Cash Flow Ratio                                    Basis Point Spread
---------------                                    ------------------
Less than 2.50 to 1.00                             LIBOR + 125 b.p.
Greater than or equal to 2.50 to
  1.00, but less than 3.50 to 1.00                 LIBOR + 100 b.p.
Greater than or equal to 3.50 to 1.00              LIBOR + 75 b.p.

      6.   Prime-Based Rate Fallback.  After expiration of any LIBOR Rate
           -------------------------
Period, any principal portion corresponding to such Rate Period which has not been converted or renewed in accordance with paragraph 4(a) hereof shall earn interest automatically at the Prime-Based Rate from the date of expiration of such Rate Period until paid in full, unless and until Undersigned requests and Bank approves a conversion to the LIBOR Rate in accordance with paragraph 4(a). With respect to any principal amount, if Undersigned fails to request the LIBOR Rate option by giving Bank a Notification, or if Bank fails to approve such request when made, such principal amount shall be deemed to earn interest at the Prime-Based Rate.

      7.    Voluntary Repayment.  Prior to the occurrence of an Event of Default
            -------------------
hereunder, (a) Undersigned shall have the right at its option from time to time to prepay that portion of the outstanding principal balance hereof which is earning interest at such time at the Prime-Based Rate in whole or in part without any Repayment Premium; and (b) Undersigned shall have the right to prepay all or any portion of the outstanding principal balance hereof which is earning interest at the LIBOR Rate, provided however that, any prepayments of
                                    ---------------------
principal earning interest at the LIBOR Rate shall be accompanied by the Repayment Premium applicable thereto.

      8.    Indemnity.  Undersigned shall indemnify Bank against any loss or
            ---------
expense (including loss of margin) which Bank has sustained or incurred as a consequence of: (a) any payment, prepayment or conversion of any principal amount earning interest at the LIBOR Rate, on a day other than the last day of the corresponding Rate Period (whether or not any such payment is made pursuant to demand by Bank under this Note and whether or not any such payment consented to by Bank, unless Bank shall have expressly waived such indemnity in writing);
(b) any attempt by Undersigned to revoke in whole or part any Notification given pursuant to this Note; (c) any attempt by Undersigned to convert or renew any principal amount earning interest at the LIBOR Rate, on a day other than the last day of the corresponding applicable Rate Period (whether or not such conversion or renewal is consented to by Bank, unless Bank shall have expressly waived such indemnity in writing); or (d) any Event of Default.

          If Bank sustains any such loss or expense it shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive) to be necessary to indemnify Bank for such loss or expense. Such amount shall be due and payable by Undersigned on demand.

      9. Events of Default. In addition to the Events of Default described in
         -----------------
 Section 5 of the Note, the occurrence of the following shall constitute an Event of Default: (i) any failure by Undersigned to pay when due and payable the principal of or interest on any debt in respect of which it is obligated to make payment, or the maturity of such debt shall have been accelerated in accordance with the provisions of any contract providing for the creation of or concerning such debt, or any event shall have occurred or failed to occur and be continuing that, with the giving of notice or the passage of time or both, would permit any holder or holders of such debt, any trustee or agent acting on behalf of such holder or holders or any other person so to accelerate such maturity; (ii) entry of judgment in an amount in excess of $100,000 against any Obligor in any court of record; and (iii) the assessment against any Obligor by the Internal Revenue Service or any other federal, state or local taxing authority of unpaid taxes, or the issuance of a levy or the entering of a lien in connection therewith.

      10.  Records.  The unpaid principal amount of this Note, the unpaid
           -------
interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability and the date and amount of each payment or demand shall at all times be ascertained from the books and records created by Bank, which shall be conclusive absent manifest error.

           All notices (including any Notification) under this Note shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class, first-class express or certified mail or by hand delivery, in all cases with charges prepaid, provided that Bank may act in reliance on any telephonic notice prior to receipt of written confirmation. All notices shall be sent to Undersigned at the address stated on the signature page hereof or in accordance with the last unrevoked written direction from Undersigned to Bank. All notices by Undersigned shall be effective when received by Bank at its address at Mellon Bank, N.A., Plymouth Meeting
Executive Campus, 610 W. Germantown Pike, Suite 200, Plymouth Meeting, PA
19462, Attention: Middle Market Banking, and all notices by Bank shall be effective when telephoned, deposited in the mail or hand delivered. Written notices or confirmations by Undersigned shall not be deemed records of Bank within the meaning of this paragraph whether or not received by Bank and, in the event that any written notice sent by Undersigned in confirmation of telephonic notice differs from Bank's records of such telephonic notice, Bank may act in reliance upon such telephonic notice as if written notice were not received, provided that Bank has acted in good faith. Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by Undersigned and such reliance shall be presumed to be correct.

      11.  Time of Essence.   The prompt and faithful performance of all
           ---------------
of Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

      12.  Definitions.  As used in this Supplement:  "LIBOR Rate" means
           -----------                                 ----------
for any day during each LIBOR Rate Period the per annum rate of interest (computed on a basis of a year of 360 days and actual days elapsed)
determined by Bank by adding (a) the per annum rate of interest (rounded upward to the nearest 1/100 of 1%) obtained by dividing (i) the rate of interest estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rate per annum for deposits, in an amount of U.S. Dollars comparable to the amount of principal relating to such LIBOR Rate Period and having maturities comparable to such LIBOR Rate Period, offered to major money center banks in the London interbank market at or about 11:00 am., London time, two London Business Days prior to such LIBOR Rate Period, (ii) a number equal to 1.00 minus the LIBOR
                                                             -----
Rate Reserve Percentage for such day;  plus (b) the applicable basis point
                                       ----
spread.  "LIBOR Rate Period" means for any portion of principal for which
          -----------------
Undersigned elects the LIBOR Rate the period of time for which such rate shall apply to such principal portion. LIBOR Rate Periods shall be for periods of
30, 60 or 90 days and for no other length of time; provided that no LIBOR Rate Period may extend beyond the Maturity Date. "LIBOR Rate Reserve Percentage"
                                              -----------------------------
for any day means the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive)
as representing for such day the maximum effective percentage as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) for Bank with respect to eurocurrency funding.  "Maturity Date" means May 29,1998.
                                   -------------
"Notification" means telephonic notice (which shall be irrevocable) by
-------------
Undersigned to Bank that Undersigned has requested that the LIBOR Rate shall apply to some portion of the principal amount of this Note in accordance with the provisions of paragraph 4 hereof, which notice shall be given no later than 1:00 p.m., local time at the place where this Note is payable, on the day which is at least three (3) business days prior to the day (which shall be a day on which Bank is opened for business) on which such election is to become effective, which notice shall specify (i) that the LIBOR Rate option is being  selected; (ii) the principal amount to be subject to the LIBOR Rate;
(iii) whether such amount is a renewal of a previous request of the LIBOR Rate, a conversion from the Prime Based Rate to the LIBOR Rate, or a combination thereof; (iv) the Rate Period selected; and (v) the date on which such request is to become effective (which date shall be a date selected in accordance with paragraph 4(a) hereof. "Prime-Based Rate" means a per annum rate of interest,
                        ----------------
calculated on an 360 day basis but charged on the actual number of days elapsed, equal to the rate of interest announced from time to time by Bank as its Prime Rate which rate is not necessarily the lowest interest rate charged by the Bank for loans, such Prime-Based Rate to change from time to time as of the effective date of each change in Prime Rate. "Repayment Premium" means the amount which
                                    -----------------
Undersigned shall pay to Bank as a premium in connection with a repayment of outstanding principal earning interest at the LIBOR Rate at the time of repayment, which amount shall be the amount determined by Bank to be the difference between (a) the present value of the interest payments that would have been paid in the future to Bank by Undersigned on such repaid portion of principal accruing at the LIBOR Rate but for such repayment, and (b) the present value of the interest payments that would be paid in the future to Bank at the United States Treasury Rate if on or about the date of repayment Bank made a hypothetical investment of the repaid portion of principal accruing at a fixed rate of interest in United States Treasury securities maturing on or about the date that the repaid portion of principal would have matured but for such repayment and bearing interest accruing from the date of repayment, payable on each date on which Undersigned, but for such repayment, payable on each date on which Undersigned, but for such repayment, would have paid interest on the repaid portion of principal. "Undersigned" means, individually and collectively,
                              -----------
all makers of this Note. "United States Treasury Rate" means a rate of interest
                          ---------------------------
per annum, equal to (rounded downward to the nearest 1/100 of one percent) the annual yield Bank could obtain by purchasing on the date of repayment United States Treasury Securities with semi-annual interest payments, maturing on or about the date on which the repaid portion of principal would have matured.

            WITNESS the due execution and delivery hereof, intending to be legally bound.

ATTEST:                                    RF POWER PRODUCTS, INC.

/s/ Paul S. Zaun                           BY: /s/ Domenic N. Golato
--------------------------------              ---------------------------------
By: Paul S. Zaun                              Domenic N. Golato
Title: Director Cost Acctg.                   Chief Financial Officer

                                           MELLON BANK, N.A.

                                           Accepted by:

                                           /s/ Anthony W. LaMarca
                                           ------------------------------------
                                           Anthony W. LaMarca
                                           Vice President

                         LATE PAYMENT CHARGE ADDENDUM
                          SPECIFIED PERCENTAGE CHARGE
                          ---------------------------

THIS ADDENDUM dated May 24th, 1996, to the Note and Security Agreement dated of even date herewith (the "Note") RF Power Products, Inc. ("Undersigned") to Mellon Bank, N.A. ("Bank"),

WHEREAS, Undersigned and Bank desire to incorporate the following provisions into the Note.

NOW, THEREFORE, Undersigned, intending to be legally bound hereby, covenants and agrees that the following shall be added to the Note and made a part thereof.

1. If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 10 days after it is due, Undersigned will pay a late charge equal to 4.0% of the unpaid portion of the payment due. Such late charge shall be in addition to any increase made to the interest rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs. Also, Bank reserves the right to modify, in its sole discretion and upon thirty (30) days prior written notice to Undersigned, the late charge set forth herein.

2. Except as stated in this LATE PAYMENT CHARGE ADDENDUM, the terms, covenants, conditions and provisions of the Note will remain in full force and effect.


Witness the due execution hereof.

ATTEST:                                            RF POWER PRODUCTS, INC.

/s/ APPEARS HERE                                   By: /s/ Domenic N. Golato
-------------------------------                       --------------------------
By:                                                   Domenic N. Golato
Title:                                                Chief Financial Officer

                                                   Business Address:

                                                   502 Gibbsboro-Marlton Road
                                                   Voorhees, NJ 08043

                               MELLON BANK, N.A.

                              ENVIRONMENTAL RIDER
                              -------------------

     THIS ENVIRONMENTAL RIDER dated May 24th, 1996, is a rider to a Note and Security Agreement ($4,000,000.00) dated of even date herewith from RF POWER PRODUCTS, INC. ("Undersigned") to MELLON BANK, N.A. ("Mellon");

     WHEREAS, Undersigned and Bank desire to incorporate the following provisions into the Agreement.

     NOW, THEREFORE, Undersigned, intending to be legally bound hereby, covenants and agrees that the following shall be added to the Agreement and made a part thereof.

     1. Additional Representations, Warranties and Convenants.
        -----------------------------------------------------

     In addition to the representations, warranties, and covenants set forth in the Agreement, Undersigned hereby represents, warrants, covenants, and agrees, on behalf of itself and each of its subsidiaries and affiliates, if any, that:

     (a) Each of them now has and will continue to have all Environmental Permits (as hereinafter defined) necessary for the conduct of each of their businesses and operations;

     (b) Each of them conducts and will continue to conduct each of their businesses and operations in material compliance with all applicable Environmental laws (as hereinafter defined) and Environmental Permits;

     (c) There does not exist, nor will any of them permit to exist, any event or condition that requires or is likely to require any of them under any Environmental Law to pay or expend funds by way of fines, judgments, damages, cleanup, remediation or the like in an aggregate amount, the payment of which could reasonably be expected to interfere substantially with normal operations of Undersigned or materially adversely affect the financial condition of Undersigned;

     (d) Undersigned shall notify the Bank, in writing within five (5) business days, upon becoming aware of any pending or threatened proceeding, suit, investigation, allegation or inquiry regarding any alleged event or condition that, if resolved unfavorably to Undersigned or any of Undersigned's subsidiaries or affiliates, is likely to cause Undersigned or any of its subsidiaries or affiliates under any Environmental Law to pay or expend funds by way of fines, penalties, administrative actions, judgments, damages, cleaning, remediation or the like, or cause Undersigned or any of its subsidiaries or affiliates to pay or expend funds for any third party claims, proceedings, actions or judgments for personal injury or property damage resulting from an event or condition relating to Hazardous Substances (as hereinafter defined) or from a release or threatened release of Hazardous Substance; and

     (e) Undersigned shall provide at Undersigned's costs, upon request by Bank, certifications, documentation, copies of pleadings and other information regarding the above, all in form and content satisfactory to Bank.

2.   Definitions.
     -----------

     As used in this Rider:

     (a) "Environmental Law" means any federal, state or local environmental law, statute, regulation, rule, ordinance, court or administrative order or decree, or private agreement or interpretation, now or hereafter in existence, relating to the manufacture, distribution, labeling, use, handling, collection, storage, treatment, disposal or otherwise of Hazardous Substances, or in any way relating to pollution or protection of the environment or public health.

     (b) "Environmental Permit" means any federal, state or local permit, license or authorization issued under or in connection with any Environmental Law.

     (c) "Hazardous Substances" means petroleum and petroleum products, radioactive materials, asbestos, radon, lead containing materials, sewage or any materials or substances defined as or included in the definition of "hazardous wastes," "hazardous substances," "hazardous materials," "toxic substances," "hazardous air pollutants," and "toxic pollutants," or "pollution" as those terms are used in any Environmental Law.

Witness the due execution hereof.

Attest:                                 RF POWER PRODUCTS, INC.


  [SIGNATURE APPEARS HERE]              By: /s/ Domenic Golato
-------------------------------            -----------------------------------
Name:                                      Domenic Golato
                                           Chief Financial Officer
[CORPORATE SEAL APPEARS HERE]

                                        Business Address:

                                        502 Gibbsboro-Marlton Road
                                        Voorhees, NJ  08043

                FIRST AMENDMENT TO NOTE AND SECURITY AGREEMENT
                ----------------------------------------------

         THIS FIRST AMENDMENT TO NOTE AND SECURITY AGREEMENT (this "Agreement") made as of this 17th day of January, 1997 between RF POWER PRODUCTS, INC. a New Jersey corporation (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Bank").


                             W I T N E S S E T H:

         WHEREAS, the Borrower is the maker of a certain Note and Security Agreement to the Bank in the original principal amount of Four Million Dollars ($4,000,000.00) dated May 24th, 1996 (the "Note") (capitalized terms used herein but not defined in this Agreement shall have the meaning ascribed to them in the
Note);

         WHEREAS, the Borrower has requested that the Bank amend certain provisions of the Note in order to, among other things, gain permission to obtain equipment financing in the amount of $500,000; and

         WHEREAS, the Bank is willing to grant such request, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Credit Amendment referred to below, and intending to be legally bound, the Borrower and the Bank hereby covenant and agree as follows:

         1.  Amendments.  Upon the satisfaction of any condition precedent
             ----------
contained in the First Amendment to Revolving Line of Credit Agreement dated as of even date herewith (the "Credit Amendment") and the execution and delivery of this Agreement by the Borrower and the Bank, the Note shall be amended as follows:

         (a) Section 3 of the Supplement to Note and Security Agreement (the "Supplement"), Alternative Principal Amortization, shall be amended by adding
               ----------------------------------
the following sentence to the end of such Section:

              The Borrower's option set forth in this Section 3 shall expire as of May 31, 1997.

         (b) The Note shall be amended to reflect that references in the Note to the "Credit Agreement" shall be references to the Revolving Line of Credit Agreement as amended by the Credit Amendment and as may be still further amended, modified or supplemented from time to time.

         2.  Representations and Warranties.  The Borrower hereby represents and
             ------------------------------
warrants to the Bank that the Borrower is not in default under the Note, the Credit Agreement or any other document executed in connection therewith.

        3.      Other Terms Confirmed.  All other terms and conditions of the
                ---------------------
Note, including, without limitation, the supplements annexed thereto and made a part thereof, are hereby confirmed and shall remain in full force and effect without modification. From and after the effectiveness of the amendments set forth in Section 1 hereof, all references in any document or instrument to the Note shall mean the Note as amended by this Agreement.

        4.      No New Indebtedness.  The Borrower specifically acknowledges and
                -------------------
agrees that this Agreement shall not represent in any way the extension of any new credit by the Bank to the Borrower, or the satisfaction of any indebtedness evidenced by the Credit Agreement or the Notes as amended hereby.

        5.      Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        6.      Headings.  The descriptive headings which are used in this
                --------
Agreement are for convenience only and shall not affect the meaning of any provision of this Agreement.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

Attest:                                 RF POWER PRODUCTS, INC.

/s/ [SIGNATURE APPEARS HERE]            /s/ Domenic N. Golato
-----------------------------           ---------------------------
Name:                                   By:  Domenic N. Golato
Title:                                       Chief Financial Officer

[Corporate Seal]


                                        MELLON BANK, N.A.


                                        By: /s/ Anthony W. LaMarca
                                            ------------------------
                                            Anthony W. LaMarca
                                            Vice President



                                      -2-